UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2004

Motorcar Parts of America, Inc.

(Exact name of registrant as specified in its charter)

New York	0-23538	11-2153962

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA	90503

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 972-4005

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On November 23, 2004, Motorcar Parts of America, Inc. (“MPA”) issued a press release (the “Press Release”) announcing, among other things, information regarding MPA’s restated financial results for the three month period ended June 30, 2004 and its results for the three and six month periods ended September 30, 2004. As noted in the Press Release, these financial results remain subject to completion of a review that is being undertaken by MPA’s independent public accountants in connection with MPA’s restatement of certain of its previously issued financial statements. This restatement is being made to correct an error in the application of generally accepted accounting principles and account for MPA’s sales and cost of sales on a net-of-core value basis. As previously disclosed, MPA believes this change will result in a material decrease in net revenues and cost of sales but will not impact its gross profit, operating profit, net income or cash flow from operations.

     A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     In addition to the matters set forth in Item 2.02 of this Current Report on Form 8-K, the Press Release announced that, following MPA’s announcement last week that investors and others should not rely on certain of MPA’s financial statements, its auditors, Grant Thornton LLP, notified MPA that Grant Thornton LLP has withdrawn its opinion included in the Form 10-K for the year ended March 31, 2004 and covering the financial statements for the years ended March 31, 2004, 2003 and 2002. (The letter of withdrawal was delivered to MPA on November 20, 2004, is being filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 4.02 by reference.) MPA and Grant Thornton LLP continue to work together to complete the audit of the restated periods included in the Form 10-K for the year ended March 31, 2004.

     Grant Thornton LLP discussed the withdrawal of its opinion with members of MPA’s Audit Committee and has reviewed the matters set forth in this Current Report on Form 8-K. MPA has requested that Grant Thornton LLP provide MPA as promptly as possible a letter addressed to the SEC stating whether Grant Thornton LLP agrees with the statements made by MPA in response to this Item 4.02 and, if not, stating the respects in which it does not agree.

     The contents of the Press Release, which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, are incorporated into this Item 4.02 by reference.

Item 8.01. Other Events

     In addition to matters set forth in Items 2.02 and 4.02 of this Current Report on Form 8-K, the Press Release also announced that MPA did not file its Form 10-Q for the period ended September 30, 2004 on November 22, 2004, the extended filing deadline.

     The contents of the Press Release, which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, are incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

     99.1 Press Release dated November 23, 2004.

     99.2 Letter from Grant Thornton LLP dated November 20, 2004 withdrawing their Report of Independent Registered Public Accounting Firm.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.
Date: November 23, 2004	/s/ Charles W. Yeagley
Charles W. Yeagley
Chief Financial Officer